                                                                    EXHIBIT 10.4

                                                         As of February 28, 1997





CONGRESS FINANCIAL CORPORATION
1133 Avenue of the Americas
New York, New York 10036


                     Re:  Amendment to Financing Agreements

Gentlemen:

     Reference is made to the financing arrangements between CONGRESS FINANCIAL CORPORATION ("LENDER") and THE RUG BARN, INC., HOME INNOVATIONS, INC., a Delaware corporation, CALVIN KLEIN HOME, INC. and R.A. BRIGGS AND COMPANY (individually and collectively, the "BORROWERS"), pursuant to which Lender may extend loans, advances and other financial accommodations to Borrowers pursuant to the terms and provisions of the Loan and Security Agreement dated November 12, 1996 among Borrowers, Decorative Home Accents, Inc., Draymore Mfg. Corp., Home Innovations, Inc., a New York corporation, and Lender (the "LOAN AGREEMENT"). All capitalized terms used herein and not otherwise defined herein shall have their respective meanings as defined in the Loan Agreement.

     Borrowers have requested that the Lender make additional loans, advances and other financial accommodations to Borrowers under the Loan Agreement, which Lender is willing to make, on and subject to the terms and conditions of the Loan Agreement and the terms and conditions set forth in this Letter Re:
Amendment to Financing Agreements (the "AMENDMENT"). In consideration of the foregoing, the parties hereto hereby agree as follows:

     1. (a) In addition to the loans and advances as set forth in the Loan Agreement, Lender agrees, as a one-time financial accommodation to Borrowers, to provide Borrowers with a line of credit (the "SUPPLEMENTAL FACILITY") pursuant to which Lender agrees to make loans to Borrowers (each such loan a "SUPPLEMENTAL LOAN", and all such loans, collectively, the "SUPPLEMENTAL LOANS") up to an aggregate principal amount of $5,000,000 outstanding at any given time. Each Supplemental Loan shall be a Revolving Loan under the Loan Agreement and all references in the Loan Agreement to "Revolving Loans" are hereby amended to include, within the definition thereof, the Supplemental Loans. With respect to the payment of interest, each Supplemental Loan shall be a Prime Rate Loan and shall accrue interest at the applicable Interest Rate set forth in the Loan Agreement for Prime Rate Loans with such interest being payable in accordance with the terms of the Loan Agreement. Each Borrower's right to request a Supplemental Loan under the Supplemental Facility shall terminate on June 20, 1997, or earlier as hereinafter provided in paragraph 1(e) below (the "SUPPLEMENTAL FACILITY TERMINATION DATE") and all Supplemental Loans shall be repaid in full on the Supplemental Facility Termination Date. The outstanding amount of the Supplemental Loans shall not be included in the calculation, from time to time, of Borrowers' availability (as determined by Lender) under the lending formulas in effect as of the date hereof under the Loan Agreement ("AVAILABILITY"). In addition, the outstanding principal amount of the Supplemental Loans plus the aggregate amount of the Loans (excluding the Supplemental Loans) and the Letter of Credit Accommodations outstanding at any time shall not exceed the Aggregate Maximum Credit.

         (b) Borrowers acknowledge, confirm and agree that each request for a Supplemental Loan shall be made by Borrowers' Representative in accordance with
Section 2.4 of the Loan Agreement, except that, so long as there is Availability, Borrowers and Borrowers' Representative shall not make any requests for a Supplemental Loan under the Supplemental Facility.

         (c) Each Supplemental Loan may be prepaid in whole or in part without penalty or premium, and Borrowers agree that at any time Borrowers have Availability, Borrowers shall make a prepayment of the Supplemental Loans then outstanding in the amount of such Availability. In addition to, and not in limitation of, anything to the contrary contained in the Loan Agreement, prior to the occurrence of an Event of Default after Lender applies all proceeds of Accounts and other Collateral in respect of the Revolving Loans and the other Obligations then outstanding, Borrowers authorize and direct Lender to, and Lender shall, apply any excess proceeds against the then outstanding Supplemental Loans and the other Obligations payable under the Supplemental Facility.

         (d) At Lender's option, all payments required hereunder, together with interest thereon, may be charged to any loan account of Borrowers maintained by Lender.

         (e)  Immediately (i) upon the occurrence of an Event of Default, or
(ii) upon the receipt by Lender of a joint written request delivered by Borrowers and TCW Special Credits Fund V-The Principal Fund to Lender (which written request shall be confirmed by each of Borrowers' Representative and TCW as being received by Lender) requesting that the Supplemental Facility be terminated, the Borrowers' right to request a Supplemental Loan under the Supplemental Facility shall terminate and all Supplemental Loans then outstanding shall be immediately due and payable.

         (f) Lender agrees that Lender will not make any Supplemental Loans to Borrowers from and after the date that the Supplemental Facility is terminated. Any loans made under the Loan Agreement in excess of the lending formulas as set forth in the Loan Agreement from and after the date that the Supplemental Facility is terminated shall not be deemed to be Supplemental Loans as provide for in this paragraph 1.

         (g) In the event that the Supplemental Loans are not repaid on the Supplemental Facility Termination Date, or as otherwise provided for herein, the same shall constitute an Event of Default under the Loan Agreement.

     2. In consideration of Lender's willingness to establish the Supplemental Facility and to make additional loans to Borrowers as set forth herein, in addition to all other fees due and payable by Borrowers under the Loan Agreement, Borrowers, jointly and severally, agree to pay to Lender a fee in the amount of $75,000. Such fee shall be fully earned as of the date hereof and shall be payable as follows: $25,000 payable contemporaneously with the execution hereof; $25,000 on April 21, 1997 and $25,000 on May 21, 1997. Such fee may be charged by Lender to any loan account(s) of Borrowers maintained by Lender.

     3. This Amendment shall not constitute a waiver or amendment of any provision of the Loan Agreement or any of the other Financing Agreements not expressly referred to herein. Except as expressly set forth herein, no other changes or modifications to the Loan Agreement are intended or implied and the Loan Agreement shall remain in full force and effect in accordance with its terms.

     4. This Amendment may be executed in counterparts, each of which, when executed, shall be deemed to constitute one and the same Amendment. The terms and provisions of paragraph 1 and this paragraph 4 of this Amendment shall not be amended or modified except in a writing signed by each of the signatories hereto.

     5. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                                         Very truly yours,

                                         THE RUG BARN, INC.
                                         HOME INNOVATIONS, INC.,
                                         (A DELAWARE CORPORATION)
                                         CALVIN KLEIN HOME, INC.
                                         R.A. BRIGGS AND COMPANY

                                         By: __________________________________

                                         Title: Executive Vice President of Each




                      [SIGNATURES CONTINUED ON NEXT PAGE]

                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]



ACCEPTED AND AGREED TO:

CONGRESS FINANCIAL CORPORATION

By:
       -----------------------

Title:
       -----------------------

ACKNOWLEDGED AND AGREED TO:

DECORATIVE HOME ACCENTS, INC.
DRAYMORE MFG. CORP.

By:
       -----------------------

Title: Executive Vice President of Each
       --------------------------------

HOME INNOVATIONS, INC.,
a New York corporation

By:
       -----------------------

Title: Chief Financial Officer
       -----------------------

TCW SPECIAL CREDITS FUND V-
     THE PRINCIPAL FUND


By:  TCW ASSET MANAGEMENT COMPANY
Its: General Partner

     By: /s/ Stephen A. Kaplan
         ------------------------
           STEPHEN A. KAPLAN
     Its:  Authorized Signatory

     By: /s/ Richard J. Goldstein
         ------------------------
           RICHARD J. GOLDSTEIN
     Its:  Authorized Signatory